UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                                    811-1646
                      (Investment Company Act file number)

                               CIGNA Funds Group
               (Exact name of registrant as specified in charter)

                             2223 Washington Street
                             3 Newton Executive Park
                                    Suite 200
                                Newton, MA 02462
                    (Address of principal executive offices)

          Mark Butler, 2223 Washington Street, 3 Newton Executive Park
                           Suite 200, Newton, MA 02462
                     (Name and address of agent for service)

                                 (860) 757-7276
               Registrants' telephone number, including area code

                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004

Item 1.  Reports to Stockholders.

Dear Shareholders:
Our report for CIGNA Funds Group Money Market Fund (the "Fund") covering the year ended December 31, 2004 follows.

MARKET ENVIRONMENT

The Federal Reserve ("Fed") met four times during the first six months of 2004. In the first three meetings, the Fed funds rate was left unchanged at 1%. However, after a year of keeping rates on hold, at the June 30, 2004 meeting the Fed funds rate was raised 25 basis points to 1.25%. The Fed also announced that it was willing to move more aggressively in raising rates in the future if inflation data warranted.

The Fed met four more times during the second half of the year, raising the Fed funds rate 25 basis points each time. The Fed has confirmed their plan to continue this trend with further increases at a "measured" pace. Market economists continue to believe the Fed is "staying the course" to keep policy accommodative by moving at a measured pace that will support growth and prevent inflation from accelerating.

PORTFOLIO COMPOSITION AND PERFORMANCE

On December 31, 2004, the portfolio contained: top-tier domestic commercial paper, 53.4%; top-tier foreign commercial paper, 9.6%; and U.S. Government and Agencies, 37.0%. The Fund is well diversified.

Total returns for the year ended December 31, 2004 were:

Institutional Class                 0.94%
Premier Class                       0.68
Retail Class                        0.43
Lipper Money Market Funds Average   0.60
3-month U.S. Treasury Bill          1.24

As of December 31, 2004, the Fund's weighted average portfolio maturity was 18 days, and the annualized 7-day yield for each class was:

Institutional Class   1.78%
Premier Class         1.53
Retail Class          1.28

                                                                              -

INFORMATION ABOUT YOUR FUND'S EXPENSES

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Expenses. The first part of the table below provides information about actual account values and actual expenses. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" line under the share class you hold.

Hypothetical Example for Comparison Purposes. The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare your Fund's ongoing expenses with those of other mutual funds. To do so, compare this 5% hypothetical fund return with the 5% hypothetical return examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid During Period" line of the table is useful

-
2
in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Expenses and value of a $1,000 investment for the six-month period ended December 31, 2004

                          Institutional     Premier     Retail
                              Class          Class       Class
                         ---------------   ---------   ---------
Actual
Beginning Account
Value - 07/01/04         $1,000.00         $1,000.00   $1,000.00

Ending Account
Value - 12/31/04         $1,006.20         $1,005.00   $1,003.70

Expenses Paid During
Period* - 07/01/04
to 12/31/04              $    2.28         $    3.54   $    4.80

Hypothetical (5% return before expenses)

Beginning Account
Value - 07/01/04         $1,000.00         $1,000.00   $1,000.00

Ending Account
Value - 12/31/04         $1,022.87         $1,021.61   $1,020.35

Expenses Paid
During Period* -
07/01/04 to 12/31/04     $    2.29         $    3.57   $    4.84

Annualized Expense
Ratios*                      0.45%             0.70%       0.95%

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid During Period" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

LIQUIDATION OF PREMIER AND RETAIL CLASSES, FOLLOWED BY LIQUIDATION OF THE INSTITUTIONAL CLASS

The Fund liquidated the Premier and Retail classes of the Fund on February 7, 2005. Also, although a specific date has not yet been set, it is expected that the Institutional class of the Fund will be liquidated before March 30, 2005, and the Fund will cease operations at that time.

                                                                              -

PROXY VOTING INFORMATION

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund at 1-800-528-6718 and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available on the SEC website.

QUARTERLY PORTFOLIO SECURITIES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

OUTLOOK

Economic data continues to show signs of strength, and we expect Fed policy makers to maintain their "measured" approach and continue tightening into the first half of 2005. Economic data is expected to reflect an economy which is firmly established and resilient in the face of inflation and rising oil prices. With this in mind, we will continue to focus on the developing trends in both the U.S. and global economies as keys to further Federal Reserve action, and adjust our portfolio strategy accordingly.

Sincerely,

/s/Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA Funds Group

-
4


Money Market-Inst_OL

Institutional Class     3-Month U.S. Treasury Bill
12/94           10000           1000
12/95           10533           10574
12/96           11050           11129
12/97           11633           11712
12/98           12235           12304
12/99           12830           12887
12/00           13616           13655
12/01           14135           14213
12/02           14328           14455
12/03           14437           14610
12/04           14572           14791

------------------------------------------------
        AVERAGE ANNUAL RETURNS

                   1-Year     5-Year     10-Year
Institutional       0.94%      2.58%      3.84%
------------------------------------------------


Money Market-Premier_OL

Premier Class 3-Month U.S. Treasury Bill
1/26/00         10000           10000
12/31/00        10550           10596
12/31/01        10924           11029
12/31/02        11046           11217
12/31/03        11103           11337
12/31/04        11179           11478

----------------------------------------------------------------
            AVERAGE ANNUAL RETURNS

                             Average Annual Return
                   1-Year     Since Inception     Inception Date
Premier Class       0.68%           2.28%             1/26/00
----------------------------------------------------------------


                                                                              -


Money Market-Retail_OL

Retail Class 3-Month U.S. Treasury Bill
4/29/99         10000           10000
12/31/99        10297           10321
12/31/00        10873           10936
12/31/01        11232           11383
12/31/02        11329           11577
12/31/03        11358           11701
12/31/04        11407           11846

----------------------------------------------------------------
            AVERAGE ANNUAL RETURNS

                             Average Annual Return
                   1-Year     Since Inception     Inception Date
Retail Class        0.43%           2.34%             4/29/99
----------------------------------------------------------------


-
6

Money Market Fund

INVESTMENTS IN SECURITIES
DECEMBER 31, 2004

(IN THOUSANDS)                                    PRINCIPAL        VALUE
------------------------------------------------------------------------
COMMERCIAL PAPER - 63.0%
Domestic - 53.4%
Abbott Laboratories, 2.24%, 1/11/05                 $ 7,321      $ 7,316
Barton Capital Corp.,
  2.30%, 1/5/05                                       8,000        7,998
  2.35%, 1/5/05                                       7,921        7,919
CAFCO LLC, 2.27%, 1/4/05                              9,449        9,447
ChevronTexaco Funding Co., 2.24%, 1/4/05             11,000       10,998
Gannett Co., Inc., 2.25%, 1/6/05                     15,730       15,725
Gillette Co., 2.24%, 1/18/05                          8,361        8,352
Hershey Foods Corp.,
  2.25%, 1/7/05                                       8,900        8,897
  2.18%, 1/18/05                                      7,500        7,492
International Business Machine Corp.,
  2.25%, 1/5/05                                       9,017        9,015
Kimberly Clark Corp., 2.15%, 1/20/05                  8,853        8,843
Merrill Lynch & Co., Inc., 2.28%, 1/24/05            15,227       15,205
Minnesota Mining & Manufacturing Co.,
  2.25%, 1/13/05                                     10,022       10,015
  2.18%, 1/20/05                                      6,271        6,264
Morgan Stanley, Dean Witter, Discover & Co.,
  2.34%, 1/7/05                                      14,234       14,229
Old Line Funding Corp., 2.33%, 1/6/05                15,000       14,995
Paccar Financial Corp., 2.26%, 1/3/05                10,000        9,999
PepsiCo, Inc., 2.25%, 1/12/05                        15,255       15,245
Pfizer, Inc., 2.28%, 1/4/05                           6,200        6,199
Procter & Gamble Co., 2.27%, 1/12/05                 14,650       14,640
Sherwin Williams Co., 2.28%, 1/14/05                  4,365        4,361
Windmill Funding Corp., 2.33%, 1/13/05               15,000       14,988
                                                                 -------
                                                                 228,142
                                                                 -------

The Notes to Financial Statements are an integral part of these statements.

                                                                               -

Money Market Fund

INVESTMENTS IN SECURITIES continued
DECEMBER 31, 2004

(IN THOUSANDS)                                    PRINCIPAL        VALUE
----------------------------------------------------------------------
Foreign - 9.6%
BNP Paribas Finance, Inc., 2.32%, 1/13/05           $15,000      $14,988
B P Capital Markets PLC, 2.24%, 1/7/05               10,023       10,019
Caisse D'Amortissement, 2.23%, 1/31/05                3,557        3,550
KfW International Finance, Inc.,
 2.25%, 1/7/05                                        4,552        4,550
Novartis Finance Corp., 2.15%, 1/4/05                 4,234        4,233
UBS Finance LLC, 2.36%, 1/5/05                        3,876        3,875
                                                                 -------
                                                                  41,215
                                                                 -------
Total Commercial Paper                                           269,357
                                                                 -------
U.S. GOVERNMENT AGENCIES (b) - 37.0%
Fannie Mae,
  2.25%, 1/3/05                                      28,700       28,696
  2.24%, 1/5/05                                      16,972       16,968
  2.33%, 1/28/05 (a)                                 11,500       11,500
  1.65%, 5/16/05                                      2,500        2,500
  2.42%, 10/7/05 (a)                                 20,000       19,998
Federal Farm Credit Bank,
  2.33%, 3/24/05 (a)                                 15,000       15,000
  2.36%, 6/23/05 (a)                                  2,500        2,500
  2.39%, 3/1/06 (a)                                  15,000       15,000
Federal Home Loan Bank,
  4.38%, 2/15/05                                      2,840        2,851
  1.30%, 2/23/05                                      6,000        6,000
  2.48%, 3/30/05 (a)                                  7,500        7,500
  2.02%, 6/8/05                                       2,500        2,500
  1.91%, 10/5/05 (a)                                  7,500        7,497
Freddie Mac,
  1.23%, 1/11/05                                      2,500        2,499
  1.30%, 1/11/05                                      7,500        7,497

The Notes to Financial Statements are an integral part of these statements.
-
8

Money Market Fund

INVESTMENTS IN SECURITIES continued
DECEMBER 31, 2004

(IN THOUSANDS)                         PRINCIPAL         VALUE
--------------------------------------------------------------
  1.40%, 1/19/05                         $ 2,224      $  2,222
  2.00%, 10/7/05 (a)                       7,500         7,500
                                                      --------
Total U.S. Government Agencies                         158,228
                                                      --------
TOTAL INVESTMENTS IN SECURITIES - 100.0%
 (Total Cost - $427,585) (c)                           427,585
Liabilities in excess of Cash and
 Other Assets - (0.0)%                                    (115)
                                                      --------
NET ASSETS - 100.0%                                   $427,470
                                                      ========

NOTES TO INVESTMENTS IN SECURITIES
(a)  Variable rate security. Rate is as of December 31, 2004.
(b)  Agency obligations are not guaranteed by the U.S. Government.
     Tax Information
(c) As of December 31, 2004, the cost for federal tax purposes on a tax basis is the same as on a book basis.

 Ten Largest Positions (Unaudited)
 December 31, 2004
                                            Market        % of
                                            Value          Net
                                            (000)        Assets
----------------------------------------------------------------
  Fannie Mae                               $ 79,662       18.6%
  Federal Farm Credit Bank                   32,500        7.6
  Federal Home Loan Bank                     26,348        6.2
  Freddie Mac                                19,718        4.6
  Hershey Foods Corp.                        16,389        3.8
  Minnesota Mining & Manufacturing Co.       16,279        3.8
  Barton Capital Corp.                       15,917        3.7
  Gannett Co., Inc.                          15,725        3.7
  PepsiCo, Inc.                              15,245        3.6
  Merrill Lynch & Co., Inc.                  15,205        3.6

 Portfolio by Type of Short Term Security (Unaudited)
                                                          % of
                                            Value          Net
                                            (000)        Assets
----------------------------------------------------------------
  Domestic Commercial Paper               $ 228,142       53.4%
  Foreign Commercial Paper                   41,215        9.6
  U.S. Government Agencies                  158,228       37.0
                                          ---------       ----
                                          $ 427,585      100.0%
                                          =========      =====

The Notes to Financial Statements are an integral part of these statements.
                                                                              -

Money Market Fund

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004


                                                        (IN THOUSANDS)
----------------------------------------------------------------------
Assets:
Investments in securities at value                           $ 427,585
Interest receivable                                                311
Investment for Trustees' deferred compensation plan                 22
Prepaid registration fees                                           13
Prepaid insurance                                                    6
                                                             ---------
  Total assets                                                 427,937
                                                             ---------
Liabilities:
Shareholder servicing and distribution fees payable
 to Distributor                                                    127
Investment advisory fees payable                                   112
Shareholder reports                                                 64
Administrative services fees payable                                40
Custodian fees payable                                              39
Audit and legal fees payable                                        32
Other                                                               26
Deferred Trustees' fees payable                                     22
Transfer agent fees payable                                          5
                                                             ---------
  Total liabilities                                                467
                                                             ---------
Net Assets                                                   $ 427,470
                                                             =========
Institutional Class                                          $ 118,979
Premier Class                                                   59,367
Retail Class                                                   249,124
                                                             ---------
                                                             $ 427,470
                                                             =========
Shares Outstanding
Institutional Class ($1.00 net asset value per share)          118,982
                                                             =========
Premier Class ($1.00 net asset value per share)                 59,367
                                                             =========
Retail Class ($1.00 net asset value per share)                 249,126
                                                             =========
Components of Net Assets:
Paid-in capital                                              $ 427,470
                                                             =========
Net Assets                                                   $ 427,470
                                                             =========

The Notes to Financial Statements are an integral part of these statements.

--
10

Money Market Fund
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004


                                                  (IN THOUSANDS)
----------------------------------------------------------------
Investment Income:
 Interest                                                $ 7,191
Expenses:
 Investment advisory fees                                  1,855
 Distribution fees
   Retail Class                                              663
 Shareholder servicing fees
   Premier Class                                             148
   Retail Class                                              663
 Administrative services fees                                199
 Custodian fees                                              123
 Shareholder reports                                          72
 Registration fees                                            54
 Audit and legal fees                                         51
 License fees                                                 25
 Trustees' fees                                               25
 Transfer agent fees                                           8
 Insurance expense                                             6
 Other                                                         3
                                                         -------
   Total expenses                                          3,895
   Less expenses waived by adviser                           (30)
                                                         -------
 Net expenses                                              3,865
                                                         -------
Net Investment Income                                      3,326
                                                         -------
Realized and Unrealized Gain on
 Investments:
 Net realized gain from security transactions                 --
                                                         -------
Net Realized and Unrealized Gain on
 Investments                                                  --
                                                         -------
Net Increase in Net Assets Resulting
 From Operations                                         $ 3,326
                                                         =======

The Notes to Financial Statements are an integral part of these statements.
                                                                              --

Money Market Fund

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,

(IN THOUSANDS)                                           2004              2003
----------------------------------------------------------------------------------
Operations:
Net investment income                                 $    3,326        $    2,404
Net realized gain from securities transactions                --                --
                                                      ----------        ----------
Net increase in net assets from operations                 3,326             2,404
                                                      ----------        ----------
Dividends from Net Investment
  Income:
  Institutional Class                                     (1,816)           (1,437)
  Premier Class                                             (408)              (42)
  Retail Class                                            (1,102)             (925)
                                                      ----------        ----------
Total dividends and distributions to shareholders         (3,326)           (2,404)
                                                      ----------        ----------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                      1,753,272         2,468,812
Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions           1,816             1,597
                                                      ----------        ----------
                                                       1,755,088         2,470,409
Cost of shares redeemed                               (1,850,269)       (2,446,150)
                                                      ----------        ----------
                                                         (95,181)           24,259
                                                      ----------        ----------
Premier Class
Net proceeds from sales of shares                         56,678            69,788
Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions             408                42
                                                      ----------        ----------
                                                          57,086            69,830
Cost of shares redeemed                                  (57,643)          (10,089)
                                                      ----------        ----------
                                                            (557)           59,741
                                                      ----------        ----------
Retail Class
Net proceeds from sales of shares                         88,664           104,937
Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions           1,102             1,071
                                                      ----------        ----------
                                                          89,766           106,008
Cost of shares redeemed                                 (139,934)         (166,605)
                                                      ----------        ----------
                                                         (50,168)          (60,597)
                                                      ----------        ----------
Net increase (decrease) from Fund share
  transactions                                          (145,906)           23,403
                                                      ----------        ----------
Net Increase (Decrease) in Net Assets                   (145,906)           23,403
                                                      ----------        ----------
Net Assets:
Beginning of period                                      573,376           549,973
                                                      ----------        ----------
End of period                                         $  427,470        $  573,376
                                                      ==========        ==========

The Notes to Financial Statements are an integral part of these statements.
--
12

Money Market Fund

STATEMENTS OF CHANGES IN NET ASSETS continued
FOR THE YEAR ENDED DECEMBER 31,

(IN THOUSANDS)                                           2004              2003
-----------------------------------------------------------------------------------
Transactions in Capital Stock
Institutional Class
Shares sold                                            1,753,272         2,468,812
Shares issued in reinvestment of dividends and
  distributions                                            1,816             1,597
                                                      ----------        ----------
                                                       1,755,088         2,470,409
Shares redeemed                                       (1,850,269)       (2,446,150)
                                                      ----------        ----------
Net increase (decrease) in Institutional
  shares outstanding                                     (95,181)           24,259
                                                      ----------        ----------
Premier Class
Shares sold                                               56,678            69,788
Shares issued in reinvestment of dividends and
  distributions                                              408                42
                                                      ----------        ----------
                                                          57,086            69,830
Shares redeemed                                          (57,643)          (10,089)
                                                      ----------        ----------
Net increase (decrease) in Premier shares
  outstanding                                               (557)           59,741
                                                      ----------        ----------
Retail Class
Shares sold                                               88,664           104,937
Shares issued in reinvestment of dividends and
  distributions                                            1,102             1,071
                                                      ----------        ----------
                                                          89,766           106,008
Shares redeemed                                         (139,934)         (166,605)
                                                      ----------        ----------
Net decrease in Retail shares outstanding                (50,168)          (60,597)
                                                      ----------        ----------
Total net increase (decrease) in Fund shares            (145,906)           23,403
                                                      ==========        ==========

The Notes to Financial Statements are an integral part of these statements.
                                                                              --

Money Market Fund

FINANCIAL HIGHLIGHTS

                                                                           INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------------
                                                                  For the Year Ended December 31,
                                                    ----------------------------------------------------------
                                                      2004         2003         2002       2001         2000
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $   1.00     $   1.00     $   1.00   $   1.00     $   1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.01         0.01         0.01       0.04         0.06
  Net realized and unrealized gain on securities          --           --           (a)        (a)          (a)
                                                    --------     --------     --------   --------     --------
  Total from investment operations                      0.01         0.01         0.01       0.04         0.06
                                                    --------     --------     --------   --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                 (0.01)       (0.01)       (0.01)     (0.04)       (0.06)
  Distributions from capital gains                        --           --           --         --           (a)
                                                    --------     --------     --------   --------     --------
  Total dividends and distributions                    (0.01)       (0.01)       (0.01)     (0.04)       (0.06)
                                                    --------     --------     --------   --------     --------
  Net asset value, end of period                    $   1.00     $   1.00     $   1.00    $  1.00     $   1.00
                                                    ========     ========     ========   ========     ========
  Total Return                                          0.94%(b)     0.76%(b)     1.36%      3.81%(b)     6.12%(b)
Ratios to Average Net Assets
  Gross expenses                                        0.46%        0.47%        0.45%      0.49%        0.47%
  Fees and expenses waived or borne by the Adviser      0.01%        0.02%        0.00%      0.04%        0.02%
  Net expenses                                          0.45%        0.45%        0.45%      0.45%        0.45%
  Net investment income                                 0.88%        0.76%        1.36%      3.62%        5.94%
  Net assets, end of period (000 omitted)           $118,979     $214,160     $189,902   $184,060     $159,446

(a)Amount less than $.01 per share.
(b)Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.

--                                                                            --
14                                                                            15

Money Market Fund

FINANCIAL HIGHLIGHTS continued


                                                                            PREMIER CLASS(1)
--------------------------------------------------------------------------------------------------------------
                                                              For the Year/Period Ended December 31,
                                                    ----------------------------------------------------------
                                                      2004         2003         2002       2001         2000
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $   1.00     $   1.00     $   1.00   $   1.00     $   1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.01         0.01         0.01       0.03         0.05
  Net realized and unrealized gain on securities          --           --           (a)        (a)          (a)
                                                    --------     --------     --------   --------     --------
  Total from investment operations                      0.01         0.01         0.01       0.03         0.05
                                                    --------     --------     --------   --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                 (0.01)       (0.01)       (0.01)     (0.03)       (0.05)
  Distributions from capital gains                        --           --           --         --           (a)
                                                    --------     --------     --------   --------     --------
  Total dividends and distributions                    (0.01)       (0.01)       (0.01)     (0.03)       (0.05)
                                                    --------     --------     --------   --------     --------
  Net asset value, end of period                    $   1.00     $   1.00     $   1.00   $   1.00     $   1.00
                                                    ========     ========     ========   ========     ========
  Total Return                                          0.68%(b)     0.51%(b)     1.12%      3.55%(b)     5.50%(b)(c)
Ratios to Average Net Assets
  Gross expenses                                        0.71%        0.74%        0.70%      0.73%        0.72%(d)
  Fees and expenses waived or borne by the Adviser      0.01%        0.04%        0.00%      0.03%        0.02%(d)
  Net expenses                                          0.70%        0.70%        0.70%      0.70%        0.70%(d)
  Net investment income                                 0.69%        0.39%        1.13%      3.22%        5.69%(d)
  Net assets, end of period (000 omitted)           $ 59,367     $ 59,924     $    183   $    207     $    105

(1)Commenced operations on January 26, 2000.
(a)Amount less than $0.01 per share.
(b)Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
(c)Not annualized.
(d)Annualized.

--                                                                            --
16                                                                            17

Money Market Fund

FINANCIAL HIGHLIGHTS continued


                                                             RETAIL CLASS
--------------------------------------------------------------------------------------------------------------
                                                              For the Year/Period Ended December 31,
                                                    ----------------------------------------------------------
                                                      2004         2003         2002       2001         2000
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $   1.00     $   1.00     $   1.00   $   1.00     $   1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                   (a)          (a)        0.01       0.03         0.05
  Net realized and unrealized gain on securities          --           --           (a)        (a)          (a)
                                                    --------     --------     --------   --------     --------
  Total from investment operations                        --           --        0.01        0.03         0.05
                                                    --------     --------     --------   --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                    (a)          (a)       (0.01)     (0.03)       (0.05)
  Distributions from capital gains                        --           --           --         --           (a)
                                                    --------     --------     --------   --------     --------
  Total dividends and distributions                       --           --        (0.01)     (0.03)       (0.05)
                                                    --------     --------     --------   --------     --------
  Net asset value, end of period                    $   1.00     $   1.00     $   1.00   $   1.00     $   1.00
                                                    ========     ========     ========   ========     ========
  Total Return                                          0.43%(b)     0.26%(b)     0.87%      3.29%(b)     5.60%(b)
Ratios to Average Net Assets
  Gross expenses                                        0.96%        0.97%        0.95%      0.98%        0.97%
  Fees and expenses waived or borne by the Adviser      0.01%        0.02%        0.00%      0.03%        0.02%
  Net expenses                                          0.95%        0.95%        0.95%      0.95%        0.95%
  Net investment income                                 0.42%        0.26%        0.86%      3.10%        5.44%
  Net assets, end of period (000 omitted)           $249,124     $299,292     $359,888   $291,380     $199,993

(a)Amount less than $0.01 per share.
(b)Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.

--                                                                            --
18                                                                            19

Money Market Fund

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies. Money Market Fund (the "Fund") is a separate series of CIGNA Funds Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of $1.00 per share net asset value. The Fund invests exclusively in short-term money market instruments. The Trust offers three classes of shares:
Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including any applicable shareholder servicing fee or 12b-1 distribution fee). Shares of each class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares. The Institutional Class has a separate transfer agent charge and no 12b-1 distribution fee or shareholder servicing fee. The Premier Class has a shareholder servicing fee. The Retail Class has a 12b-1 distribution fee and a shareholder servicing fee.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   A. Security Valuation -- The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value and which, at December 31, 2004, approximates cost for federal income tax purposes.

   B. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the specific cost identification basis.

--
20

Money Market Fund

NOTES TO FINANCIAL STATEMENTS continued

   C. Federal Taxes -- For federal income tax purposes, the Fund is taxed as a separate entity. Its policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains respectively, for federal income tax purposes.

   D. Dividends and Distributions -- Dividends from net investment income are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that such differences are permanent, a reclassification to paid-in capital may be required.

2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to CIGNA Investment Advisors, Inc. ("CIAI") (formerly, TimesSquare Capital Management, Inc.), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. CIAI has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.45% of average daily net assets for the Institutional Class, 0.70% of average daily net assets for the Premier Class, and 0.95% for the Retail Class, to the extent described in the Fund's then current prospectus. CIAI retains the ability to be repaid by the Fund if the Fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after CIAI waives management fees or reimburses Fund operating expenses. The Fund's remaining contingent liability and expiration dates are as shown below:

                                                                              --

Money Market Fund

NOTES TO FINANCIAL STATEMENTS continued

                       Remaining
                       Contingent      Expires during   Expires during
Class              Liability (000's)    2006 (000's)     2007 (000's)
----------------------------------------------------------------------
Institutional             $ 46              $33              $13
Premier                      7                4                3
Retail                      63               49               14
                          ----              ---              ---
Total                     $116              $86              $30
                          ====              ===              ===

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, other affiliated CIGNA Funds may invest their excess cash in the Fund. CIAI will waive the amount of its advisory fee for the affiliated Funds in an amount that offsets the amount of the advisory fees incurred by the Money Market Fund.

For administrative services, the Fund reimburses CIAI for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2004, the Fund paid or accrued $198,609.

With respect to Retail Class shares, the Fund has adopted a Distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which requires the payment of 0.25% annually of the average daily net assets to Prudential Retirement Brokerage Services ("PRBS") (formerly CIGNA Financial Services, Inc.), the Fund's distributor. The distribution fees received from the 12b-1 plan are used for services provided to the Retail Class and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a shareholder servicing fee payable to PRBS equal to 0.25% annually of the average daily net assets of the Fund. The distribution and shareholder servicing fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average daily net assets, to the amounts described above.

CIAI is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates.

--
22

Money Market Fund

NOTES TO FINANCIAL STATEMENTS continued

4. Capital Stock. The Fund is a separate series of the Trust, which offers an unlimited number of shares of beneficial interest, without par value. At December 31, 2004, affiliates of CIGNA Corporation owned 118,980,851 shares of the Institutional Class.

5. Subsequent Event (Unaudited) -- Liquidation of Premier and Retail Classes, followed by Liquidation of the Institutional Class. The Fund liquidated the Premier and Retail Classes of the Fund on February 7, 2005. Also, although a specific date has not yet been set, it is expected that the Institutional Class of the Fund will be liquidated before March 30, 2005, and the Fund will cease operations at that time.

                                                                              --

Report of Independent Registered
Public Accounting Firm

TO THE TRUSTEES AND SHAREHOLDERS OF CIGNA FUNDS GROUP -- MONEY MARKET FUND

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Funds Group -- Money Market Fund ("Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

As more fully explained in Note 5 of Notes to the Financial Statements, it is expected that the Fund will be fully liquidated and cease operations before March 30, 2005.

PricewaterhouseCoopers LLC
Boston, Massachusetts
February 25, 2005

--
24

Money Market Fund

TRUSTEES AND OFFICERS
Shareholders elect a Board that oversees the Fund's operations. The Board        The following is a list of the Fund's Board of
appoints officers who are responsible for day-to-day business decisions          Trustees and  officers. Each Trustee's term
based on policies set by the Board.                                              of office will be  until the next annual meeting
                                                                                 of shareholders or until the election of the
                                                                                 Trustee's successor.

                                                                                                                       Number of
                                                                                                                       Portfolios
Name,                                   Position             Length                                                    in Fund
Address*                                Held with            of Time             Principal Occupation(s)               Complex
and Age                                 Fund                 Served              During Past 5 Years                   Overseen
------------------------------------------------------------------------------   ------------------------------------- -----------
Independent Trustees

Russell H. Jones                        Trustee              Trustee             Senior Vice President (Investor       7
60                                                           since 1995          Relations, Public Relations), Chief
                                                                                 Investment Officer and Treasurer,
                                                                                 Kaman Corporation (helicopters
                                                                                 and aircraft components,
                                                                                 industrial distribution)

Paul J. McDonald                        Trustee              Trustee             Special Advisor to the Board of       7
61                                                           since 1995          Directors, Friendly Ice Cream
                                                                                 Corporation (family restaurants
                                                                                 and dairy products)

Marnie Wagstaff Mueller                 Trustee              Trustee             Diocesan Consultant, Episcopal        7
65                                                           since 2001          Diocese of Connecticut; Previously,
                                                                                 Visiting Professor of Health
                                                                                 Economics, Wesleyan University

Carol Ann Hayes                         Trustee              Trustee             Director and Chair of Audit           7
60                                                           since 2003          Committee, Reed and Barton
                                                                                 Corporation

Affiliated Trustees and Fund Officers

Richard H. Forde                        Trustee, Chairman    Trustee, Chairman   Chief Investment Officer, CIGNA       7
51                                      of the Board and     and President       Investment Management
                                        President            since 1998

Alfred A. Bingham III                   Vice President and   Officer             CIGNA Funds Treasurer;                7
60                                      Treasurer            Since 1982          Assistant Vice President, CIGNA
                                                                                 Investment Management

Jeffrey S. Winer                        Vice President and   Officer             Senior Counsel,                       7
47                                      Secretary            Since 1993          CIGNA Corporation

Name,                                   Other
Address*                                Directorships
and Age                                 Held by Trustee
---------------------------------------------------------------
Independent Trustees

Russell H. Jones                        --
60

Paul J. McDonald                        Western
61                                      Massachusetts Electric
                                        Company

Marnie Wagstaff Mueller                 Boston Mutual Life
65                                      Insurance Company

Carol Ann Hayes                         Reed & Barton
60                                      Corporation

Affiliated Trustees and Fund Officers

Richard H. Forde                        Director of various
51                                      subsidiaries of
                                        CIGNA Corporation

Alfred A. Bingham III                   --
60

Jeffrey S. Winer                        --
47

--------------------------------------------------------------------------------
* All Trustees and officers have an address c/o CIGNA Investment
Advisors, Inc. (formerly, TimesSquare Capital Management, Inc.),
280 Trumbull Street, H16C, Hartford, CT 06103.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund is an open-end, diversified management                         The Fund is distributed by Prudential Retirement
investment company that invests in money market                                  Brokerage Services, Inc., P.O. Box 150476,
instruments. The investment adviser is CIGNA Investments                         Hartford, Connecticut 06115-0476 (telephone:
Advisors, Inc. (formerly, TimesSquare Capital Management,                        1.888.244.6237).
Inc.), 280 Trumbull Street, Hartford, Connecticut 06103.
----------------------------------------------------------------------------------------------------------------------------------

--                                                                            --
25                                                                            26

                      This page intentionally left blank.

                                                                              --
                                                                              27

                               CIGNA Funds Group

                               Small Cap Growth/
                                  Times Square Fund


[CIGNA logo]
                                                                   Annual Report
                                                               December 31, 2004

--------------------------------------------------------------------------------
                                                                               1

Small Cap Growth/TimesSquare Fund
December 31, 2004

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common and preferred stocks of U.S. companies with market capitalizations between $50 million and $2 billion, with a focus on growing companies involved in new product development and technological breakthroughs.

FUND INCEPTION DATE       01/21/2000
TOTAL NET ASSETS      $526.1 million
NUMBER OF SECURITIES
  IN THE PORTFOLIO               107

INVESTMENT MANAGER
TimesSquare Capital Management, LLC

FUND PROFILE
December 31, 2004 (Unaudited)

Ten Largest Positions               % of Net Assets
   DaVita, Inc.                          3.5%
   Alliance Data Systems Corp.           3.0
   Education Management Corp.            2.6
   Investors Financial Services Corp.    2.4
   Getty Images, Inc.                    2.1
   Global Payments, Inc.                 2.1
   iShares Russell 2000 Index Fund       2.0
   Martin Marietta Materials, Inc.       1.9
   Corporate Executive Board Co.         1.8
   CapitalSource, Inc.                   1.8
Ten Largest Sectors                 % of Net Assets
   Consumer Discretionary               24.6%
   Health Care                          19.4
   Financial Services                   19.2
   Technology                           13.5
   Energy                                6.2

Ten Largest Sectors (continued)     % of Net Assets
   Producer Durables                     4.4%
   Other                                 2.0
   Auto & Transportation                 1.9
   Materials and Processing              1.9
   Consumer Staples                      1.2
Fund Composition                    % of Net Assets
   Common stocks                          94%
   Short-term investments                  6

Management's Discussion of Fund Performance
Market Summary
Election Day put to rest one of the major uncertainties troubling the market in 2004. In gratitude, the equity markets proceeded to turn 2004 into a reasonably good year for investors with a solid post-election rally. For 2004, leading up to the election, volatility in the equity market had been at secular lows as the year was characterized by a series of choppy, trendless rallies and sell-offs. Besides election year uncertainties, the market was plagued by rising oil and commodity prices as well as continued worries on terrorism and the events in Iraq. On the positive side corporate profits came in consistently strong and long-term interest rates behaved well despite the tightening Fed.

Small cap stocks, "The Incredibles," capped off a sixth year of outperformance. The Russell 2000 Index jumped 14.1% for the fourth quarter and 18.3% for the year while the Russell 1000 was up 9.8% and 11.4% for the fourth quarter and year, respectively. Though growth made a fourth quarter surge, the winner was value by a big margin for 2004. The Russell 2000 Growth Index came to life, up 15.1% in the fourth quarter to close out 2004 up 14.3%. The Russell 2000 Value Index rose 13.2% for the quarter and an impressive 22.3% for the year.

The preference for quality and larger caps took a back seat in the final quarter as the highest beta stocks and the equities under $500 million in

--------------------------------------------------------------------------------
                                                                               2

market cap did best. Nevertheless for the year the higher quality, larger stocks within the small cap market led the way. Fast growth was not particularly well rewarded in 2004; companies with projected earnings growth of over 20% in our benchmark were up only 2.2% for 2004.

Sector selection added good value over the fiscal year. Always a fall-out of the bottom-up stock selection process, an overweight of Financial Services and an underweight of Technology were well rewarded. Favorable sector selection was partially offset by the underweight of the Materials & Processing sector, which was buoyed by rising commodity prices, especially in the metals groups.

Proposed Merger of the Fund
As you may know, the Fund's previous investment adviser, TimesSquare Capital Management, Inc. (TimesSquare Inc.), now known as CIGNA Investment Advisors, Inc. and its parent company, CIGNA Corporation, have sold TimesSquare Inc.'s growth equity management business to a new company, TimesSquare Capital Management, LLC (TimesSquare LLC). TimesSquare LLC will continue the growth equity management business of TimesSquare Inc.

The managing member of TimesSquare LLC is a subsidiary of Affiliated Managers Group, Inc. (AMG). AMG is an asset management holding company with equity investments in a variety of investment management firms. AMG owns a majority equity interest in TimesSquare LLC.

The remaining equity interests in TimesSquare LLC are owned by the Small Cap Growth Fund's portfolio managers, Grant Babyak and Yvette Bockstein, and the equity analysts and other personnel who were involved in TimesSquare, Inc.'s growth equity management business.

On October 12, 2004, the Board of Trustees of CIGNA Funds Group approved a reorganization, subject to approval by Fund shareholders, pursuant to which the Small Cap Growth/
TimesSquare Fund would transfer substantially all of its assets and liabilities to a new fund, the TimesSquare Small Cap Growth Fund, which is a series of Managers AMG Funds, in exchange for shares of the new fund having a net asset value equal to the net asset value of the assets and liabilities so transferred. The new fund shares would then be distributed pro rata to shareholders of the Fund. The Fund has scheduled a special meeting of shareholders on April 8, 2005 to seek shareholder approval of the merger. You will receive additional information about the proposed merger, along with a proxy soliciting your approval, prior to the meeting. Please be sure to vote.

New Interim Adviser
The Fund's Board of Trustees has also approved an interim investment advisory agreement with TimesSquare LLC, effective November 18, 2004, pursuant to which TimesSquare LLC now serves as investment adviser to the Fund, responsible for management of the Fund's portfolio.

There will be no change to the investment objective of the Fund as a result of the appointment of TimesSquare LLC as adviser to the Fund. In addition, TimesSquare LLC has agreed to waive fees and reimburse expenses if total Fund operating expenses (excluding extraordinary items) exceed the previous expense caps (1.05%, 1.25% and 1.50% for the Institutional, Premier and Retail Classes, respectively, per annum).

During the term of the interim advisory agreement CIGNA Investment Advisors, Inc., will provide administrative services to the Fund.

--------------------------------------------------------------------------------
                                                                               3

Performance

Returns for the year ended December 31, 2004 were:

Institutional Class         11.05%
Premier Class               10.80
Retail Class                10.62
S&P 500 Index               10.88
Russell 2000 Growth Index   14.31
Russell 2000 Index          18.33
Lipper Small-Cap Growth
   Funds Average            10.65

For 2004 we lagged the Russell 2000 Growth Index, our benchmark; we mostly attribute the underperformance to a few bad apples in the portfolio whose losses were exacerbated by the proliferation of short sellers in the hedge fund world. These stock selection disappointments, primarily in Telecom, Technology, Producer Durables and Health Care, were concentrated in the first and third quarters. One observation of the year did seem to be that disappointments were far more severely punished than positive developments were rewarded on a short-term basis. Below is a quarterly performance comparison for 2004:

                   1st         2nd          3rd          4th
                 Quarter     Quarter      Quarter      Quarter
Institutional
  Class           2.80%       0.70%        -6.90%       15.22%
Premier Class     2.72        0.62         -6.94        15.19
Retail Class      2.74        0.53         -6.99        15.15
Russell 2000
  Growth
  Index           5.58        0.09         -6.01        15.08

The overweighted Financial Services sector made a strong relative contribution to the overall portfolio as our holdings far outperformed the benchmark sector as well as the Russell 2000 Growth Index. The overweighted financial data processors, an industry with good earnings visibility, put in favorable returns thanks mostly to an excellent contribution from Alliance Data Systems, returning 72% for the year. It rose on strong earnings and good growth over the year. The company, the portfolio's top contributor in 2004, is a leading provider of transaction services, credit services and marketing services to retailer, petroleum, utility and financial services clients. Fundamentals remain solid as the private label credit card business has been performing well with high recurring revenues as the company has a strong renewal rate on its business. Most recently J. Crew signed a long-term contract renewal with Alliance Data. Banks also performed well for 2004 and we trimmed a couple of holdings, Wintrust Financial and UCBH Holdings, into the strength towards the end of the year as the stocks approached our near-term price targets. They returned 26% and 16%, respectively. Investors Financial Services, one of our larger positions delivered good earnings growth for most of the year, despite worries about pressures on margins; the position's 32% return made a strong contribution. Specialty insurer Markel delivered another good year despite the effect of the hurricanes and the position returned 44% for the period. CB Richard Ellis, a recent addition to the portfolio, was among the top contributors, up 78%. The firm is a leading commercial real estate services firm with a 5% market share and a good track record of growth through acquisitions. It has an attractive business model with a diversified client base, recurring revenue stream and solid cash flow generation. The highly fragmented real estate industry provides further opportunities for consolidation and industry fundamentals are improving as rental vacancy rates peaked in 2003. The company has grown at twice the industry growth rate in the past and we anticipate that will continue as the company recently reaffirmed its strong earnings guidance for 2004 and anticipates an even stronger 2005.

--------------------------------------------------------------------------------
                                                                               4

The Energy sector holdings produced the best returns for the entire period. Good contributions came from oil service holdings including Hydril, returning 90% for the period. The company, which makes premium connections and pressure control products used for oil and gas drilling and production, raised its forward earnings guidance on market share gains. The oil & gas producers also added value. In particular, Tom Brown soared 49% as it received an all cash takeover bid from Encana. In the fourth quarter, Patina Oil & Gas announced it would be acquired by Noble Energy; the position returned 54% for the full year. Denbury Resources, an E&P company in the US Gulf Coast also benefited from higher oil prices and executed well on its business strategy; it returned 75% for the year.

Healthcare sector returns were decent on an absolute basis but lagged the benchmark returns. We suffered several setbacks, especially in some of our pharmaceutical holdings. On the positive side, Davita, the provider of kidney dialysis services, one of our largest holdings delivered a year of solid revenues and earnings, surpassing expectations, rising 52%, the portfolio's second largest contributor. Lincare Holdings, one of the largest providers of oxygen and other respiratory services to patients in the home, had been under pressure for much of the year as worries of Medicare reform legislation hampered its progress. In effect, the news on reimbursement for Lincare's products came out late last year and was not as bad as had been feared. The company also reported good earnings; its 42% return made a good contribution for the year. VCA Antech, which provides animal healthcare, consistently reported better than expected earnings and raised guidance; it returned 26%, a good contribution. Molina Healthcare, a Medicaid focused HMO which came public last July, also delivered a good contribution to the portfolio, returning 82% on good earnings growth. Hospital operator, Province Healthcare announced that it would be acquired by Lifepoint Hospitals and we sold the stock, which returned 20%. On the negative side, generic pharmaceuticals company Par Pharmaceuticals pre-announced a sizeable disappointment in earnings earlier in the year due to delays in launching some new products. The stock was one of the worst detractors, returning -36%; we sold the position as it bounced off of its lows toward the end of the year because we feel that overly optimistic projections for 2005 are now being reflected in the stock's price. Generic competition is affecting Bradley Pharmaceuticals, a niche specialty pharmaceutical company with a focus on dermatology and gastroenterology; it sold off 33%. We feel that new products should more than offset that in 2005. We were disappointed in results from Orthofix, which manufactures orthopedic medical equipment and pre-announced a revenue and earnings miss and is losing market share. The stock fell -38%; we sold the position last summer because we lost confidence in the ability of management to execute on its business strategy. We sold our small position in biotech holding Xoma, as one of its products failed a Phase II trial; its -71% loss made a poor contribution.

Utility sector holding Primus Telecom was the portfolio's bottom detractor, returning -84% for the year following surprisingly sub-par earnings with increased competition. We were very disappointed by the erosion in the company's core business and we sold the position.

Consumer Discretionary holdings rallied towards the end of the year to outperform the Russell 2000 Growth Index. An exceptional performance of our overweighted business services holdings added great value. We traditionally favor business services companies that have a good degree of recurring revenues. The group was helped by good earnings reports from Corporate Executive Board; the position returned 44%, a solid contribution. The

--------------------------------------------------------------------------------
                                                                               5

company which provides best practices research to managements at 2100 blue chip companies has highly visible revenues and received an added benefit from the improving economy. Resources Connection, which provides professional services to clients including human resources management services and internal audit services, has been a big beneficiary of the Sarbannes Oxley legislation. The company reported a great September quarter with huge cash flow generation; we trimmed it slightly as its 48% return made a strong contribution. Getty Images, which sells photographs over the internet continued on its upward path, returning 38% as its business environment (ad spending) continued to improve. Other holdings that added value to the portfolio included the distributor of pool supplies, SCP Pool and United Natural Foods, a wholesale distributor to the natural and organic foods industry. Both companies reported good earnings growth, returning 47% and 72%, respectively. On the negative side, entertainment holding, Alliance Gaming performed poorly, losing -44% for the period as it lowered earnings guidance for both fiscal 2004 and 2005. We trimmed the position sizably. The for-profit education industry has been under a cloud for part of 2004 and our holdings suffered. Corinthian Colleges was a poor contributor, down 20%. Education Management also made a sub-par contribution, up only 6%. We feel the negative story was overdone and the attractive valuations are being overlooked. Finally, the radio stocks made a negative contribution in response to decelerating industry fundamentals. In particular Entercom made a poor contribution, down 32%.

Underweighting the poorly performing Technology and Producer Durables sectors added good value for the entire period. On the positive side, cell phone tower operator Spectrasite experienced good operating leverage from well positioned cell towers, making a strong contribution, up 66%. In the software industry Netscreen, a leading developer of network security software, received a takeover offer from Juniper Networks earlier this year and returned 39% for the portfolio, a top contributor. We added to some of our technology positions during the weakness in July and August and these moves added value. In particular we added significantly to our holdings in Macromedia, a provider of software development tools for designers and developers of Web sites, applications and content. Growth for this market leader in a growing market is being driven by new products as well as product upgrades. It recently reported great quarterly results, and made a fine contribution to the portfolio, returning 78%. On the negative side Emulex, which makes specialized storage products, was a poor contributor down 56% as its second quarter earnings pre-announcement was disappointing. We sold the position as we worried that the weakness in their business would continue. Also on the disappointing side, Zoran, which develops and markets integrated circuits and embedded software in digital video and audio products, reduced its fourth quarter guidance and was off 28% as we eliminated the position. In the Producer Durables sector companies involved with the manufacture and testing of semiconductors suffered huge corrections as analysts believe industry fundamentals were peaking. Cymer sold off -36% and Advanced Energy Industries, which we sold, dropped 51% over the entire period.

Information about Your Fund's Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare

--------------------------------------------------------------------------------
                                                                               6

these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Expenses. The first part of the table below provides information about actual account values and actual expenses. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" line under the share class you hold.

Hypothetical Example for Comparison Purposes. The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare your Fund's ongoing expenses with those of other mutual funds. To do so, compare this 5% hypothetical fund return with the 5% hypothetical return examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid During Period" line of the table is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Expenses and value of a $1,000 investment for the six-month period ended December 31, 2004

                          Institutional        Premier          Retail
                              Class             Class            Class
                         ---------------   --------------   --------------
Actual
Beginning Account
   Value -- 07/01/04      $1,000.00         $1,000.00        $1,000.00
Ending Account
   Value -- 12/31/04      $1,072.70         $1,072.00        $1,071.00
Expenses Paid
   During Period*--
   07/01/04 to
   12/31/04               $    5.47         $    6.51        $    7.81
Hypothetical (5% return before expenses)
Beginning Account
   Value -- 07/01/04      $1,000.00         $1,000.00        $1,000.00
Ending Account
   Value -- 12/31/04      $1,019.86         $1,018.85        $1,017.60
Expenses Paid
   During Period*--
   07/01/04 to
   12/31/04               $    5.33         $    6.34        $    7.61
Annualized
   Expense Ratios*            1.05%             1.25%            1.50%

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by
  366. The "Expenses Paid During Period" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                                                               7

Proxy Voting Information
A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund at 1-800-528-6718 and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available on the SEC website.

Quarterly Portfolio Securities
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Outlook
We expect real GDP growth to moderate from the 4.5% seen in 2004 to approximately 3% in 2005. Corporate profit growth should also moderate from the high levels experienced last year. Corporations, with strong balance sheets flush with cash should step up their hiring and capital spending. We also believe 2005 will see a sharp pick-up in M&A activity as companies seek to acquire growth. In fact, the trend seems to have begun as the fourth quarter alone saw a major pick-up in M&A activity. All these factors can support continued gains in the equity markets but the upside will be challenged by the Federal Reserve's actions and oil prices. Rising interest rates historically provide a head wind for the market and if the Fed decides it needs to continue to raise rates, multiples will contract once again. The break in oil prices last August coincided with the onset of the stock market rally and any major resumption in the spike in oil prices will be negatively perceived by the overall stock market. The long-term demand for oil should continue to grow as China's economy grows; thus the risk of higher oil prices remains.

The relative outperformance of the small caps vs. the large caps over the last six years has narrowed the valuation gap between the two asset classes. Though there may be short-term periods with the large caps outperforming the small caps, we do not believe the relative performance will meaningfully reverse over the longer term. First of all, the consensus is solidly in favor of large cap outperformance. That alone gives us reason to doubt it. Second, rather than cap size distinguishing performance, we believe the companies that will outperform will be those with strong managements that will be able to execute their strategies as the economic cycle matures. We believe that quality companies with solid and consistent earnings growth will command a premium as overall earnings growth decelerates in 2005.

We appreciate the confidence you have placed in us and remain committed to working diligently to generate superior results over the long-term.

We wish you a healthy, happy and prosperous 2005.

--------------------------------------------------------------------------------
                                                                               8

[THE FOLLOWING INFORMATION IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED DOCUMENT]

--------------------------------------------------------------------------------
                               Institutional Class
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               1/21/00 - 12/31/04

                  Institutional   Russell 2000    Russell 2000
                      Class           Index       Growth Index
1/21/00              $10000          $10000          $10000
12/31/00             $11151          $9164           $7297
12/31/01             $10137          $9392           $6623
12/31/02             $8272           $7468           $4619
12/31/03             $11372          $10997          $6861
12/31/04             $12629          $13012          $7843
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL RETURNS

                           1-Year        Life of Fund    Inception Date
Institutional Class        11.05%           4.43%           1/21/00
--------------------------------------------------------------------------------

Small Cap Growth/TimesSquare Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Russell 2000 Index and the Russell 2000 Growth Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the small company stock market and the growth segment of that market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

[THE FOLLOWING INFORMATION IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED DOCUMENT]

--------------------------------------------------------------------------------
                                  Premier Class
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               1/21/00 - 12/31/04

                    Premier       Russell 2000     Russell 2000
                     Class           Index         Growth Index
1/21/00              $10000          $10000          $10000
12/31/00             $11126          $9164           $7297
12/31/01             $10103          $9392           $6623
12/31/02             $8228           $7468           $4619
12/31/03             $11317          $10997          $6861
12/31/04             $12539          $13012          $7843
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL RETURNS

                           1-Year        Life of Fund    Inception Date
Premier Class              10.80%           4.68%           1/21/00
--------------------------------------------------------------------------------

Small Cap Growth/TimesSquare Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemptions of fund shares. The return for each class has been compared with the total return performance of the Russell 2000 Index and the Russell 2000 Growth Index. These indices are a group of unmanaged securities widely reguarded by investors to be representative, in general, of the small company stock market and the growth segment of that market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
                                                                               9

[THE FOLLOWING INFORMATION IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED DOCUMENT]

--------------------------------------------------------------------------------
                                  Retail Class
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               1/21/00 - 12/31/04

                     Retail       Russell 2000     Russell 2000
                     Class           Index         Growth Index
1/21/00              $10000          $10000          $10000
12/31/00             $11100          $9164           $7297
12/31/01             $10057          $9392           $6623
12/31/02             $8175           $7468           $4619
12/31/03             $11199          $10997          $6861
12/31/04             $12389          $13012          $7843
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL RETURNS

                           1-Year        Life of Fund    Inception Date
Retail Class               10.62%           4.43%           1/21/00
--------------------------------------------------------------------------------

Small Cap Growth/TimesSquare Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Russell 2000 Index and the Russell 2000 Growth Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the small company stock market and the growth segment of that market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund Investments in Securities                   10
December 31, 2004

                                              Number of             Value
                                                 Shares             (000)
-------------------------------------------------------------------------
COMMON STOCKS - 94.3%
AUTO & TRANSPORTATION - 1.9%
Gentex Corp.                                   60,000             $ 2,221
Overnite Corp.                                100,000               3,724
P.A.M. Transportation Services, Inc. (a)       57,600               1,080
Pacer International, Inc. (a)                 137,900               2,932
                                                                  -------
                                                                    9,957
                                                                  -------
CONSUMER DISCRETIONARY - 24.6%
Advance Auto Parts, Inc. (a)                  130,000               5,678
Advisory (The) Board Co. (a)                  115,900               4,274
Alliance Gaming Corp. (a)                      79,900               1,103
Arbitron, Inc. (a)                             90,800               3,558
Beacon Roofing Supply, Inc. (a)               118,300               2,349
CB Richard Ellis Group, Inc. (a)              240,000               8,052
Central Garden and Pet Co. (a)                150,000               6,261
ChoicePoint, Inc. (a)                         130,000               5,979
Corinthian Colleges, Inc. (a)                 235,000               4,429
Corporate Executive Board Co.                 145,000               9,706
Educate, Inc. (a)                             100,000               1,324
Education Management Corp. (a)                410,000              13,534
Entercom Communications Corp. (a)             165,000               5,922
Getty Images, Inc. (a)                        160,000              11,016
Herbalife Ltd. (a)                            174,000               2,828
Hibbett Sporting Goods, Inc. (a)               30,000                 798
Kerzner International Ltd. (a)                 80,000               4,804
Marvel Enterprises, Inc. (a)                  150,000               3,072
Mobile Mini, Inc. (a)                         140,400               4,639
NBTY, Inc. (a)                                120,300               2,888
Radio One, Inc., Class D (a)                  253,400               4,085
Resources Connection, Inc. (a)                145,000               7,875
SCP Pool Corp.                                273,212               8,715
West Corp. (a)                                193,500               6,407
                                                                  -------
                                                                  129,296
                                                                  -------
CONSUMER STAPLES - 1.2%
United Natural Foods, Inc. (a)                200,000               6,220
                                                                  -------
ENERGY - 6.2%
Denbury Resources, Inc. (a)                   190,000               5,216
Houston Exploration Co.                        65,100               3,666

                                              Number of             Value
                                                 Shares             (000)
-------------------------------------------------------------------------
Hydril Co. (a)                                 64,800             $ 2,949
Patina Oil & Gas Corp.                        175,000               6,563
Patterson-UTI Energy, Inc.                    243,500               4,736
Quicksilver Resources, Inc. (a)                46,100               1,696
Todco Class A (a)                             157,000               2,892
Universal Compression Holdings, Inc. (a)      150,000               5,237
                                                                  -------
                                                                   32,955
                                                                  -------
FINANCIAL SERVICES - 19.2%
Alliance Data Systems Corp. (a)               335,000              15,906
Assured Guaranty, Ltd.                        210,000               4,131
CapitalSource, Inc. (a)                       375,000               9,626
City National Corp.                            50,000               3,532
Cohen & Steers, Inc.                          200,000               3,250
Fair Isaac & Co.                               80,000               2,934
Global Payments, Inc.                         186,000              10,888
Henry (Jack) & Associates, Inc.               275,000               5,475
Investment Technology Group, Inc. (a)         150,000               3,000
Investors Financial Services Corp.            250,000              12,495
Jackson Hewitt Tax Services, Inc.             124,100               3,134
Jefferies Group, Inc.                         125,000               5,035
Markel Corp. (a)                               23,000               8,372
Portfolio Recovery Associates, Inc. (a)        41,500               1,711
Primus Guaranty, Ltd (a)                      260,000               4,261
UCBH Holdings, Inc.                           100,000               4,582
Wintrust Financial Corp.                       45,700               2,603
                                                                  -------
                                                                  100,935
                                                                  -------
HEALTH CARE - 19.4%
Bioenvision, Inc. (a)                         250,000               2,240
Bio-Rad Laboratories, Inc. Class A (a)         85,000               4,876
Bradley Pharmaceuticals, Inc. (a)             200,000               3,880
DaVita, Inc. (a)                              465,774              18,412
DJ Orthopedics, Inc. (a)                      210,000               4,498
IMPAC Medical Systems, Inc. (a)               145,400               2,994
Ligand Pharmaceuticals, Inc., Class B (a)     283,000               3,294
Lincare Holdings, Inc. (a)                    135,000               5,758
Magellan Health Services, Inc. (a)            170,000               5,807
Mettler-Toledo International, Inc. (a)        100,000               5,131
Molina Healthcare, Inc. (a)                    84,000               3,896

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund Investments in Securities                   11
December 31, 2004 (Continued)

                                              Number of           Value
                                                 Shares           (000)
-----------------------------------------------------------------------
NDCHealth Corp.                                 140,000        $  2,603
Pediatrix Medical Group, Inc. (a)               125,000           8,006
Radiation Therapy Services, Inc. (a)            280,000           4,760
Respironics, Inc. (a)                           120,000           6,523
Rigel Pharmaceuticals, Inc. (a)                 105,400           2,574
Stericycle, Inc. (a)                            165,000           7,582
Taro Pharmaceuticals Industries (a)             110,000           3,743
VCA Antech, Inc. (a)                            288,300           5,651
                                                               --------
                                                                102,228
                                                               --------
MATERIALS & PROCESSING - 1.9%
Martin Marietta Materials, Inc.                 185,000           9,927
                                                               --------
OTHER - 2.0%
iShares Russell 2000 Index Fund                  80,000          10,360
                                                               --------
PRODUCER DURABLES - 4.4%
Cognex Corp.                                    115,000           3,208
Orbital Sciences Corp. (a)                      370,000           4,377
Photon Dynamics, Inc. (a)                       132,600           3,220
Premiere Global Services, Inc. (a)              300,000           3,213
Ritchie Bros. Auctioneers, Inc.                  60,000           1,984
Spectrasite, Inc. (a)                           125,000           7,238
                                                               --------
                                                                 23,240
                                                               --------
TECHNOLOGY - 13.5%
Altiris, Inc. (a)                                44,000           1,559
Anteon International Corp. (a)                   46,700           1,955
aQuantive, Inc. (a)                             200,000           1,788
Avocent Corp. (a)                               100,000           4,052
Business Objects SA (a)                         156,500           3,966
Cymer, Inc. (a)                                 150,300           4,440
Embarcadero Technologies, Inc. (a)              283,000           2,663
Filenet Corp. (a)                                23,500             605

                                              Number of           Value
                                                 Shares           (000)
-----------------------------------------------------------------------
Formfactor, Inc. (a)                            130,000        $  3,528
Informatica Corp. (a)                           565,400           4,591
Integrated Circuit Systems, Inc. (a)            200,000           4,184
j2 Global Communications, Inc. (a)               80,000           2,760
Lawson Software, Inc. (a)                        86,800             596
Lowrance Electronics, Inc.                      100,000           3,150
LTX Corp. (a)                                    60,100             462
Macromedia, Inc. (a)                            180,000           5,602
Macrovision Corp. (a)                            71,400           1,836
Microsemi Corp.                                  79,900           1,387
MTC Technologies, Inc. (a)                       84,900           2,850
National Instruments Corp.                       67,300           1,834
SafeNet, Inc. (a)                                80,000           2,939
Semtech Corp. (a)                               253,900           5,553
Serena Software, Inc. (a)                       100,000           2,164
SI International, Inc. (a)                       84,700           2,605
Skyworks Solutions, Inc. (a)                    300,000           2,829
Trident Microsystems, Inc. (a)                   75,000           1,254
                                                               --------
                                                                 71,152
                                                               --------
TOTAL COMMON STOCKS
(Cost $408,157)                                                 496,270
                                                               --------
SHORT-TERM OBLIGATION - 5.6%
MONEY MARKET FUND
CIGNA Funds Group - Money Market Fund
(Cost $29,680) (b)                           29,680,379          29,680
                                                               --------
TOTAL INVESTMENTS IN SECURITIES - 99.9%
   (Total Cost $437,837) (c)                                    525,950
Cash and Other Assets, Less Liabilities - 0.1%                      190
                                                               --------
NET ASSETS - 100.0%                                            $526,140
                                                               ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund Investments in Securities                   12
December 31, 2004 (Continued)


--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
(a) Non-income producing security.
(b) CIGNA Investments Advisors, Inc., the fund's
    Administrator, is also the Investment Adviser to
    the CIGNA Funds Group - Money Market Fund.
Tax Information
(c) At December 31, 2004, the net unrealized
    appreciation of investments, based on cost for
    federal income tax purposes of $439,195,762,
    was as follows:

   Aggregate gross unrealized appreciation for all
     investments in which there was an excess of
     value over tax cost                                     $99,170,057
   Aggregate gross unrealized depreciation for all
     investments in which there was an excess of
     tax cost over value                                     (12,415,595)
                                                             -----------
   Unrealized appreciation - net                             $86,754,462
                                                             ===========

(d) As of December 31, 2004, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above on a tax basis consisted of undistributed capital gains of $5,028,390

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                                             13

Statement of Assets and Liabilities
December 31, 2004
(In Thousands)

Assets:
Investments in securities at value                      $525,950
Receivable for investments sold                            2,100
Receivable for fund shares sold                              634
Interest and dividends receivable                             33
Prepaid registration fees                                     29
Prepaid insurance fees                                         5
Investment for Trustees' deferred compensation plan            4
                                                        --------
      Total assets                                       528,755
                                                        --------
Liabilities:
Payable for investments purchased                          1,073
Payable for fund shares purchased                            984
Advisory fees payable                                        380
Custodian fees payable                                        48
Audit and legal fees payable                                  35
Administrative services fees payable                          34
Shareholder reports payable                                   27
Shareholder servicing and distribution fees payable
   to Distributor                                             26
Other accrued expenses                                         4
Deferred Trustees' fees payable                                4
                                                        --------
      Total liabilities                                    2,615
                                                        --------
Net Assets                                              $526,140
                                                        ========
Cost of Investments                                     $437,837
                                                        ========


Components of Net Assets:

Paid-in capital                                     $434,360
Overdistributed net investment income                     (3)
Accumulated net realized gain on investments           3,670
Net unrealized appreciation of investments            88,113
                                                    --------
Net Assets                                          $526,140
                                                    ========
Net Assets
Institutional Class                                 $410,171
Premier Class                                        103,589
Retail Class                                          12,380
                                                    ---------
                                                    $526,140
                                                    =========
Shares Outstanding
Institutional Class                                   34,520
Premier Class                                          8,757
Retail Class                                           1,053
Net Asset Value and Redemption Price
   per Share
Institutional Class                                 $  11.88
Premier Class                                       $  11.83
Retail Class                                        $  11.75

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                                             14


Statement of Operations
For the Year Ended December 31, 2004
(In Thousands)

Investment Income:
   Dividends (net of foreign taxes withheld)                    $ 1,176
Expenses:
   Investment advisory fees                          $4,421
   Shareholder servicing fees
      Premier Class                                     184
      Retail Class                                       23
   Administrative services fees                         152
   Custodian fees and expenses                          137
   Audit and legal fees                                  71
   Registration fees                                     63
   Shareholder reports                                   51
   Distribution fees (Retail Class)                      29
   Trustees' fees                                        19
   Insurance expense                                      8
   Other                                                  7
   Transfer agent fees                                    6
                                                     ------
   Total expenses                                     5,171
   Less expenses waived and reimbursed by Adviser      (179)
                                                     ------
   Net expenses                                       4,992
                                                     ------
   Net Investment Income (Loss)                                  (3,816)
                                                                -------
Realized and Unrealized Gain
   on investments:
   Net realized gain from investments                            18,427
   Net change in unrealized appreciation
      from investments                                           35,226
                                                                -------
   Net Realized and Unrealized Gain
      on Investments                                             53,653
                                                                -------
   Net Increase in Net Assets Resulting
      from Operations                                           $49,837
                                                                =======

Statements of Changes in Net Assets
(In Thousands)

                                    For the Year Ended December 31,
                                    -------------------------------
                                       2004          2003
                                       ----          ----
Operations:
Net investment income (loss)         $ (3,816)     $ (1,896)
Net realized gain from investments     18,427        15,795
Net unrealized appreciation
   on investments                      35,226        54,524
                                     --------      --------
Net increase from operations           49,837        68,423
                                     --------      --------
Dividends and Distributions:
From net investment income
   Institutional Class                 (2,296)       (3,632)
   Premier Class                         (394)         (697)
   Retail Class                           (19)          (81)
From net realized capital gains
   Institutional Class                (11,186)         (912)
   Premier Class                       (2,827)         (190)
   Retail Class                          (340)          (30)
                                     --------      --------
Total dividends and distributions     (17,062)       (5,542)
                                     --------      --------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares      80,250       233,127
Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions         13,482         4,544
                                     --------      --------
                                       93,732       237,671
Cost of shares redeemed               (34,930)      (16,286)
                                     --------      --------
Total from Institutional Class         58,802       221,385
                                     --------      --------
Premier Class
Net proceeds from sales of shares      64,452        67,121
Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions          3,221           887
                                     --------      --------
                                       67,673        68,008
Cost of shares redeemed               (36,843)      (14,825)
                                     --------      --------
Total from Premier Class               30,830        53,183
                                     --------      --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                                             15


Statements of Changes in Net Assets
(In Thousands)

                                            For the Year Ended December 31,
                                            -------------------------------
                                                  2004         2003
                                                  ----         ----
Retail Class
Net proceeds from sales of shares             $  4,231       $  4,300
Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions                     359            111
                                              --------       --------
                                                 4,590          4,411
Cost of shares redeemed                         (3,640)        (2,828)
                                              --------       --------
Total from Retail Class                            950          1,583
                                              --------       --------
Net increase from Fund share transactions       90,582        276,151
                                              --------       --------
Total Net Increase (Decrease) in
   Net Assets                                  123,357        339,032
Net Assets:
Beginning of period                            402,783         63,751
                                              --------       --------
End of period*                                $526,140       $402,783
                                              ========       ========
* Includes overdistributed net investment
   income of:                                 $     (3)      $     (1)
                                              ========       ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                                           16


FINANCIAL HIGHLIGHTS -- INSTITUTIONAL CLASS

------------------------------------------------------------------------------------
                                              For the Year/Period Ended December 31,
                                              --------------------------------------
                                                   2004           2003
------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period            $  11.06       $    8.16
Income from investment operations
Net investment income (loss) (b)                   (0.08)          (0.09)(c)
Net realized and unrealized gain (loss)
 on investments                                     1.30            3.15
                                                --------       ---------
Total from investment operations                    1.22            3.06
                                                --------       ---------
Less dividends and distributions:
Dividends from net investment income               (0.07)          (0.13)
Distributions from net realized capital gains      (0.33)          (0.03)
Distributions from capital                             -                -
                                                --------       ---------
Total dividends and distributions                  (0.40)          (0.16)
                                                --------       ---------
Net asset value, end of period                  $  11.88        $  11.06
                                                ========        ========
Total Return (a)                                   11.05%          37.48%
Ratios to Average Net Assets
Gross expenses                                      1.09%           1.12%
Fees and expenses waived or borne by the
 Adviser or Distributor                             0.04%           0.07%
Net expenses                                        1.05%           1.05%
Net investment income (loss) (b)                   (0.79)%         (0.86)%
Portfolio Turnover                                    70%             61%
Net Assets, End of Period (000 omitted)         $410,171        $324,742

                                                      For the Year/Period Ended December 31,
                                                ---------------------------------------------------
                                                       2002            2001           2000(1)
---------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $ 10.00        $ 11.00       $  10.00
Income from investment operations
Net investment income (loss) (b)                     (0.07)(c)      (0.06)         (0.01)
Net realized and unrealized gain (loss)
 on investments                                      (1.77)         (0.94)          1.16
                                                   -------        -------       --------
Total from investment operations                     (1.84)         (1.00)          1.15
                                                   -------        -------       --------
Less dividends and distributions:
Dividends from net investment income                     -              -          (0.10)
Distributions from net realized capital gains            -              -              -
Distributions from capital                               -              -          (0.05)
                                                   -------        -------       --------
Total dividends and distributions                        -              -          (0.15)
                                                   -------        -------       --------
Net asset value, end of period                     $  8.16        $ 10.00       $  11.00
                                                   =======        =======       ========
Total Return (a)                                    (18.40)%        (9.09)%        11.51%(d)
Ratios to Average Net Assets
Gross expenses                                        1.45%          1.75%          1.81%(e)
Fees and expenses waived or borne by the
 Adviser or Distributor                               0.40%          0.70%          0.76%(e)
Net expenses                                          1.05%          1.05%          1.05%(e)
Net investment income (loss) (b)                     (0.85)%        (0.66)%        (0.12)%(e)
Portfolio Turnover                                      57%           160%           140%(d)
Net Assets, End of Period (000 omitted)            $51,762        $ 9,441       $ 16,552

(1)  Commenced operations on January 21, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(c)  Per share numbers have been calculated using average shares.
(d)  Not annualized.
(e) Annualized.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                                           17


FINANCIAL HIGHLIGHTS -- PREMIER CLASS continued

                                                   For the Year/Period Ended
                                                          December 31,
                                                --------------------------------
                                                     2004            2003
                                                ------------- ------------------
Per Share Operating Performance:
Net asset value, beginning of period               $ 11.02       $     8.12
Income from investment operations
Net investment income (loss) (b)                     (0.10)           (0.11)(c)
Net realized and unrealized gain (loss)
 on investments                                       1.29             3.16
                                                   -------       ----------
Total from investment operations                      1.19             3.05
                                                   -------       ----------
Less dividends and distributions:
Dividends from net investment income                 (0.05)           (0.12)
Distributions from net realized capital gains        (0.33)           (0.03)
Distributions from capital                               -                -
                                                   -------       ----------
Total dividends and distributions                    (0.38)           (0.15)
                                                   -------       ----------
Net asset value, end of period                     $ 11.83       $    11.02
                                                   -------       ----------
Total Return (a)                                     10.80%           37.53%
Ratios to Average Net Assets
Gross expenses                                        1.29%            1.32%
Fees and expenses waived or borne by the
 Adviser or Distributor                               0.04%            0.07%
Net expenses                                          1.25%            1.25%
Net investment income (loss) (b)                     (0.99)%          (1.06)%
Portfolio Turnover                                      70%              61%
Net Assets, End of Period (000 omitted)            $103,589      $   67,375


                                                      For the Year/Period Ended December 31,
                                                ---------------------------------------------------
                                                       2002            2001           2000(1)
                                                ------------------ ----------- --------------------
Per Share Operating Performance:
Net asset value, beginning of period               $     9.97       $  10.98       $    10.00
Income from investment operations
Net investment income (loss) (b)                        (0.09)(c)      (0.08)           (0.02)
Net realized and unrealized gain (loss)
 on investments                                         (1.76)         (0.93)            1.15
                                                   ----------       --------       ----------
Total from investment operations                        (1.85)         (1.01)            1.13
                                                   ----------       --------       ----------
Less dividends and distributions:
Dividends from net investment income                        -              -            (0.10)
Distributions from net realized capital gains               -              -                -
Distributions from capital                                  -              -            (0.05)
                                                   ----------       --------       ----------
Total dividends and distributions                           -              -            (0.15)
                                                   ----------       --------       ----------
Net asset value, end of period                     $     8.12       $   9.97       $    10.98
                                                   ----------       --------       ----------
Total Return (a)                                       (18.56)%        (9.20)%          11.26%(d)
Ratios to Average Net Assets
Gross expenses                                           1.65%          1.95%            2.01%(e)
Fees and expenses waived or borne by the
 Adviser or Distributor                                  0.40%          0.70%            0.76%(e)
Net expenses                                             1.25%          1.25%            1.25%(e)
Net investment income (loss) (b)                        (1.06)%        (0.87)%          (0.32)%(e)
Portfolio Turnover                                         57%           160%             140%(d)
Net Assets, End of Period (000 omitted)            $    5,482       $  6,370       $    6,640

(1)  Commenced operations on January 21, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(c)  Per share numbers have been calculated using average shares.
(d)  Not annualized.
(e)  Annualized.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                                             18


FINANCIAL HIGHLIGHTS -- RETAIL CLASS continued

                                                   For the Year/Period Ended
                                                         December 31,
                                                -------------------------------
                                                    2004            2003
                                                ------------ ------------------
Per Share Operating Performance:
Net asset value, beginning of period             $   10.94      $     8.07
Income from investment operations
Net investment income (loss) (b)                     (0.13)          (0.12)(c)
Net realized and unrealized gain (loss)
 on investments                                       1.29            3.11
                                                 ---------      ----------
Total from investment operations                      1.16            2.99
                                                 ---------      ----------
Less dividends and distributions:
Dividends from net investment income                 (0.02)          (0.09)
Distributions from net realized capital gains        (0.33)          (0.03)
Distributions from capital                               -               -
                                                 ---------      ----------
Total dividends and distributions                    (0.35)          (0.12)
                                                 ---------      ----------
Net asset value, end of period                   $   11.75      $    10.94
                                                 ---------      ----------
Total Return (a)                                     10.62%          37.02%
Ratios to Average Net Assets
Gross expenses                                        1.54%           1.57%
Fees and expenses waived or borne by the
 Adviser or Distributor                               0.04%           0.07%
Net expenses                                          1.50%           1.50%
Net investment income (loss) (b)                     (1.25)%         (1.31)%
Portfolio Turnover                                      70%             61%
Net Assets, End of Period (000 omitted)          $  12,380      $   10,666

                                                       For the Year/Period Ended December 31,
                                                -----------------------------------------------------
                                                       2002            2001            2000(1)
                                                ------------------ ------------ ---------------------
Per Share Operating Performance:
Net asset value, beginning of period               $     9.93       $   10.96       $     10.00
Income from investment operations
Net investment income (loss) (b)                        (0.11)(c)       (0.07)            (0.04)
Net realized and unrealized gain (loss)
 on investments                                         (1.75)          (0.96)             1.14
                                                   ----------       ---------       -----------
Total from investment operations                        (1.86)          (1.03)             1.10
                                                   ----------       ---------       -----------
Less dividends and distributions:
Dividends from net investment income                        -               -             (0.09)
Distributions from net realized capital gains               -               -                 -
Distributions from capital                                  -               -             (0.05)
                                                   ----------       ---------       -----------
Total dividends and distributions                           -               -             (0.14)
                                                   ----------       ---------       -----------
Net asset value, end of period                     $     8.07       $    9.93       $     10.96
                                                   ----------       ---------       -----------
Total Return (a)                                       (18.73)%         (9.40)%           11.00%(d)
Ratios to Average Net Assets
Gross expenses                                           1.90%           2.18%             2.26%(e)
Fees and expenses waived or borne by the
 Adviser or Distributor                                  0.40%           0.68%             0.76%(e)
Net expenses                                             1.50%           1.50%             1.50%(e)
Net investment income (loss) (b)                        (1.30)%         (1.14)%           (0.57)%(e)
Portfolio Turnover                                         57%            160%              140%(d)
Net Assets, End of Period (000 omitted)            $    6,507       $   4,892       $     2,905

(1)  Commenced operations on January 21, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(c)  Per share numbers have been calculated using average shares.
(d)  Not annualized.
(e)  Annualized.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund Notes To Financial Statements               19

1. Organization. CIGNA Funds Group, a Massachusetts business trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. At December 31, 2004, the Trust offered two separate series. Information on the Small Cap Growth/ TimesSquare Fund (the "Fund") is presented in this report. The financial statements of the Money Market Fund are presented in a separate report. The Trust offers three classes of shares in the Fund: Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including any applicable shareholder servicing fee or distribution fee). Shares of each Class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each Class of shares. The Premier Class Shares have a shareholder servicing fee. The Retail Class Shares have a shareholder servicing fee and a distribution fee.

2. Significant Accounting Policies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price (NASDAQ Official Closing Price ["NOCP"] for NASDAQ stocks) or, if there has been no sale that day, at the last bid price. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees. The Fund's Board of Trustees has designated the Pricing Committee of CIGNA Investment Advisors, Inc. (formerly, TimesSquare Capital Management, Inc.) to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Repurchase Agreements -- The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. It is the Funds' policy that the market value of the collateral must be at least equal at all times to the total amount of the repurchase obligations, including interest.

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund Notes To Financial Statements               20
(Continued)

Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset any losses incurred.

C. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-date and interest income is recorded on the accrual basis, which includes amortization of premium and accrual of discount, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Securities gains and losses are determined on the basis of identified cost.

D. Federal Taxes -- For federal income tax purposes, each Fund in the Trust is taxed as a separate entity. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statements of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

E. Foreign Taxes on Dividends -- Dividend income on the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. The Fund had $3,359 of foreign taxes withheld.

F. Dividends and Distributions to Shareholders -- Dividends from net investment income, if any, and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually.

Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for deferred compensation, deferred losses due to wash sales, equalization, distribution reclass, 97-64 bifurcation adjustment, excise tax regulations and net operating losses. To the extent that such differences are permanent, a reclassification of the components of Net Assets may be required. As a result, at December 31, 2004, the Fund decreased overdistributed net investment income by $6,523,488, decreased accumulated net realized gain by $4,220,802 and decreased Paid-in Capital by $2,302,686.

G. Multiclass Operations -- Each Class offered by the Trust has equal rights as to net assets. Income, non-specific expenses, and realized and unrealized capital gains and losses are allocated to each Class of shares based on the relative net assets of each Class.

3. Investment Advisory Fees and Other Transactions with Affiliates. Through November 17, 2004, investment advisory fees, in the amount of $3,692,188 (net of waivers), were paid or accrued to CIGNA Investment Advisors, Inc. ("CIAI") (formerly, TimesSquare Capital Management, Inc.), certain officers and directors of which were affiliated with the Fund. Such advisory fees were based on an annual rate of 1.00% of the Fund's average daily net assets. CIAI contractually agreed to reimburse or bear any

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund Notes To Financial Statements               21
(Continued)

other expenses for the Fund for any amount by which expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceeded, on an annual basis, the following percentages of average daily net assets:

                     Institutional     Premier      Retail
                         Class          Class       Class
                    ---------------   ---------   ---------
Maximum
  Operating
  Expense Ratio          1.05           1.25        1.50

Effective November 18, 2004, the Board of Trustees approved an interim investment advisory agreement with TimesSquare Capital Management, LLC ("TSCM"), pursuant to which TSCM serves as investment adviser to the Fund. Advisory fees, in the amount of $550,485 (net of waivers), paid or accrued to TSCM are based on an annual rate of 1.00% of the Fund's average daily net assets. According to an expense limitation agreement between TSCM and the Fund, TSCM retains the right to be repaid by the Fund if the Fund's expenses fall below the percentages specified above prior to the end of the fiscal year or within three years after TSCM waives advisory fees or reimburses the Fund's operating expenses. The following is a list of the Fund's remaining liability and date of expiration:

(In Thousands)
                           Expires
                           during
Fund                        2007
-----------------------   --------
Small Cap Growth Fund       $57
   Institutional             45
   Premier                   11
   Retail                     1

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest excess cash, up to 25% of the Fund's total assets, in the affiliated Money Market Fund (MMF) managed by CIAI. CIAI has contractually agreed to waive the amount of its advisory fee for the Fund by an amount that offsets the amount of the advisory fees incurred in the affiliated Fund as a result of its investment in MMF. For the year ended December 31, 2004, the advisory fees waived by CIAI were $108,193.

Income distributions of $293,002 from the MMF for the twelve months ended December 31, 2004, are included as dividend income in the Statement of Operations.

For administrative services, the Fund reimbursed CIAI for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. Effective November 18, 2004, CIAI continues to provide such administrative services for which it receives a fee at an annual rate of 0.04% of the Fund's average daily net assets. For the year ended December 31, 2004, the Fund paid or accrued $151,725.

With respect to Retail Class shares, the Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which requires the payment of an annual rate of 0.25%, applied to the average daily net assets of that class, to Prudential Retirement Brokerage Services ("PRBS") (formerly CIGNA Financial Services, Inc.), the Funds' distributor. The distribution fees received from the 12b-1 plan are used for services provided to the Retail Class and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a shareholder servicing fee payable to PRBS equal to 0.20% annually applied to the average daily net assets of each class. The shareholder servicing and distribution fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average daily net assets, to the amounts described above.

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund Notes To Financial Statements               22
(Continued)

CIAI is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities.
Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 2004, were as follows:

(In Thousands)
 U.S. Government/Agency         All Other
-----------------------   --------------------
 Purchases     Sales      Purchases      Sales
 ---------     -----      ---------      -----
     --         --         356,840       295,464

7. Capital Stock. The Fund is a separate series of the Trust, which offers an unlimited number of shares of beneficial interest, without par value. As of December 31, 2004, there were five shareholders who each held greater than 5% of the outstanding shares of the Fund. Changes in capital shares were as follows:

(In thousands)

                                               For the Year Ended
                                                  December 31,
                                             -----------------------
                                                 2004        2003
                                             ----------- -----------
Capital Shares Transacted:
Institutional Class
Shares sold                                      7,154   24,196
Shares issued to shareholders in connection
   with the reinvestment of dividends
   and distributions                             1,134      414
                                                 -----   ------
                                                 8,288   24,610
Shares redeemed                                 (3,124)  (1,594)
                                                ------   ------
Net change                                       5,164   23,016
                                                ------   ------

                                               For the Year Ended
                                                  December 31,
                                             -----------------------
                                                 2004        2003
                                             ----------- -----------
Premier Class
Shares sold                                      5,713    6,849
Shares issued to shareholders in connection
   with the reinvestment of dividends
   and distributions                               272       81
                                                ------   ------
                                                 5,985    6,930
Shares redeemed                                 (3,343)  (1,490)
                                                ------   ------
Net change                                       2,642    5,440
                                                ------   ------
Retail Class
Shares sold                                        387      464
Shares issued to shareholders in connection
   with the reinvestment of dividends
   and distributions                                30       10
                                                ------   ------
                                                   417      474
Shares redeemed                                   (338)    (306)
                                                ------   ------
Net change                                          79      168
                                                ------   ------
Total net increase in Fund shares                7,885   28,624
                                                ======   ======

8. Proposed Merger of the Fund. The Fund's previous investment adviser, TimesSquare Capital Management, Inc. (TimesSquare Inc.), now known as CIGNA Investment Advisors, Inc. and its parent company, CIGNA Corporation, have sold TimesSquare Inc.'s growth equity management business to a new company, TimesSquare Capital Management, LLC (TimesSquare LLC). The managing member of TimesSquare LLC is a subsidiary of Affiliated Managers Group, Inc. (AMG).

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund Notes To Financial Statements               23
(Continued)

On October 12, 2004, the Board of Trustees of CIGNA Funds Group approved a reorganization, subject to approval by Fund shareholders, pursuant to which the Small Cap Growth/TimesSquare Fund would transfer substantially all of its assets and liabilities to a new fund, the TimesSquare Small Cap Growth Fund, which is a series of Managers AMG Funds, in exchange for shares of the new fund having a net asset value equal to the net asset value of the assets and liabilities so transferred. The new fund shares would then be distributed pro rata to shareholders of the Fund. The Fund has scheduled a special meeting of shareholders on April 8, 2005 to seek shareholder approval of the merger.

--------------------------------------------------------------------------------
CIGNA Funds Group - Small Cap Growth/TimesSquare Fund                         24

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of CIGNA Funds Group -- Small Cap Growth/TimesSquare Fund

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Funds Group--Small Cap Growth/TimesSquare Fund ("Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2005

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                                             25
(Unaudited)

2004 TAX INFORMATION
The fund hereby designates 31.98% or the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. The 2004 Form 1099-DIV you receive will show the tax status of all distributions paid to you during the year.

Approximately 31.16% of ordinary income dividends would be eligible for the dividend received deduction (available to corporate shareholders only).

--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                                             26
(Unaudited)

Trustees and Officers
Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees and officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                           Number of
Name,                 Position         Length                                              Portfolios in   Other
Address*              Held with        of Time          Principal Occupation(s)            Fund Complex    Directorships
And Age               Fund             Served           During Past 5 Years                Overseen        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Russell H. Jones      Trustee          Trustee since    Senior Vice President (Investor     7              --
60                                     1995             Relations, Public Relations), Chief
                                                        Investment Officer and Treasurer,
                                                        Kaman Corporation
                                                        (helicopters and aircraft components,
                                                        industrial distribution)

Paul J.               Trustee          Trustee since    Special Advisor to the Board of     7              Western
McDonald                               1995             Directors, Friendly Ice Cream                      Massachusetts Electric
61                                                      Corporation (family restaurants and                Company
                                                        dairy products)

Marnie                Trustee          Trustee since    Diocesan Consultant, Episcopal      7              Boston Mutual Life
Wagstaff                               2001             Diocese of Connecticut;                            Insurance Company
Mueller                                                 Previously, Visiting Professor of
65                                                      Health Economics, Wesleyan
                                                        University

Carol Ann             Trustee          Trustee since    Director and Chair of Audit         7              Reed & Barton
Hayes                                  2003             Committee, Reed and Barton                         Corporation
60                                                      Corporation

Affiliated Trustees and Fund Officers

Richard H.            Trustee,         Trustee,         Chief Investment Officer, CIGNA     7              Director of various
Forde                 Chairman of      Chairman and     Investment Management                              subsidiaries of CIGNA
51                    the Board and    President since                                                     Corporation
                      President        1998

Alfred A.             Vice President   Officer          CIGNA Funds Treasurer;              7              __
Bingham III           and Treasurer    Since 1982       Assistant Vice President, CIGNA
60                                                      Investment Management

Jeffrey S. Winer      Vice President   Officer          Senior Counsel,                     7              __
47                    and Secretary    Since 1993       CIGNA Corporation
-----------------------------------------------------------------------------------------------------------------------------

* All Trustees and officers have an address c/o CIGNA Investment Advisors, Inc. (formerly, TimesSquare Capital Management, Inc.), 280 Trumbull Street, H16C, Hartford, CT 06103.
--------------------------------------------------------------------------------
CIGNA Funds Group Funds are open-end, diversified management investment companies. The investment adviser to the Small Cap Growth/TimesSquare Fund is TimesSquare Capital Management, LLC, Four TimesSquare, 25th Floor, New York, NY 10036, (Telephone: 1.800.541.5156 ext. 7884.) The Funds are distributed by Prudential Retirement Brokerage Services (formerly CIGNA Financial Services, Inc.), P.O. Box 150476, Hartford, Connecticut 06115-0476 (Telephone:
1.888.CIGNA.FS or 1.888.244.6237).
--------------------------------------------------------------------------------

[CIGNA logo]
CIGNA






                                                                          545900

Item 2.   Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to its principal executive officer and principal financial officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to the Secretary of the Registrant, c/o CIGNA Investment Advisors, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

Item 3.  Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Carol Ann Hayes, Russell
H. Jones and Paul J. McDonald are "audit committee financial experts", all of whom are "independent." Mr. Jones serves as Senior Vice President, Chief Investment Officer and Treasurer of Kaman Corporation. His responsibilities include communications with financial analysts concerning Kaman Corporation.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees
For the audit of the Registrant's annual financial statements for the fiscal year ended December 31, 2003 and December 31, 2004, included in the Registrant's annual report to shareholders for those fiscal years, PricewaterhouseCoopers LLP ("PWC") billed the Registrant $180,400 and $72,850, respectively.

(b) Audit-Related Fees
For the fiscal years ended December 31, 2003 and December 31, 2004, PWC did not bill the Registrant any amounts for assurance or related services related to the audit of the Registrant's financial statements.

(c) Tax Fees
For the fiscal years ended December 31, 2003 and December 31, 2004, PWC billed the Registrant $46,975 and $46,850, respectively, for reviewing the Registrant's federal income tax and excise tax returns and reviewing excise distribution estimate calculations.

(d) All Other Fees
For the fiscal years ended December 31, 2003 and December 31, 2004, PWC did not bill the Registrant for any other products and services.

(e)(1) The Audit Committee has not developed pre-approval policies and procedures relating to the provision of services to the Registrant by the Registrant's independent accountant.

(e)(2) For the fiscal years ended December 31, 2003 and December 31, 2004, 100% of the PWC fees described above under the captions "Audit Related Fees", "Tax Fees" and "All Other Fees" were approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.

For the fiscal years ended December 31, 2003 and December 31, 2004, PWC did not bill any fees that were required to be approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by PWC for services rendered to CIGNA Investment Advisors, Inc. ("CIGNA Advisors") and TimesSquare Capital Management, LLC, ("TSCM") the investment adviser to the Registrant, and other entities controlling, controlled by, under common control with CIGNA Advisors or TSCM that provide ongoing services to the Registrant for fiscal years ending December 31, 2003 and 2004, were $100,148 and $819,180, respectively.

(h) In considering PWC's independence, the Audit Committee considered whether the provision of non-audit services rendered by PWC to CIGNA Advisors and other entities controlling, controlled by, under common control with CIGNA Advisors that provide ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X was compatible with maintaining PWC's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

See report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has adopted a nominating committee charter that sets forth procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees. The charter is attached as an exhibit hereto.

Item 11.  Controls and Procedures.

(a) The Registrant's principal executive and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of ethics attached hereto.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940.

(b) A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         Nominating Committee Charter.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        CIGNA High Income Shares

                        By:    /s/ Alfred A. Bingham III
                             ---------------------------------------------------
                             Alfred A. Bingham III, Vice President and Treasurer

Date:  March 4, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/_Richard H. Forde
                         -------------------------------------------------------
                           Richard H. Forde, Chairman of the Board and President
Date:  March 4, 2005

By (Signature and Title)       /s/ Alfred A. Bingham III
                        --------------------------------------------------------
                             Alfred A. Bingham III, Vice President and Treasurer
Date:  March 4, 2005